SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 29, 2004

ProLogis

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12848	74-2604728
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14100 East 35th Place, Englewood CO 80011

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (303) 375-9292

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 29, 2004, ProLogis issued a press release announcing first quarter 2004 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

     The information in this report and the exhibits attached hereto is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLOGIS

By:	/s/ Walter C. Rakowich Walter C. Rakowich Managing Director and Chief Financial Officer

April 29, 2004

Exhibit Index

Ex No.	Exhibit Description
99.1	Press Release